JAPAN
                             Smaller Capitalization
                                   Fund, Inc.

                               SEMI-ANNUAL REPORT

                                AUGUST 31, 2002

                                                              October 25, 2002

                     JAPAN SMALLER CAPITALIZATION FUND, INC.

To Our Shareholders:

     We present the Semi-Annual Report of the Japan Smaller Capitalization Fund, Inc. (the "Fund") for the six months ended August 31, 2002. The Net Asset Value per share ("NAV") of the Fund increased by 21.8% during the six months. The closing market price of the Fund on August 31, 2002, on the New York Stock Exchange was $7.29 representing a premium of 2.1% to the NAV of $7.14. The net assets of the Fund amounted to $113,114,771 on August 31, 2002.

     The TOPIX, consisting of all companies listed on the Tokyo Stock Exchange (the "TSE") First Section, increased by 4.8% and the Nikkei Average Index (a price-weighted index of 225 leading stocks on the TSE) increased by 2.5%, in United States ("U.S.") dollar terms, during the six months ended August 31, 2002. The Nikkei OTC Average Index (the "OTC Index"), a price-weighted index of the quotations of the OTC registered stocks, and the Index of the Japan Securities Dealers Association Quotation System (the "JASDAQ Index"), a capitalization-weighted index of all OTC stocks, increased by 16.0% and 11.4%, respectively, in U.S. dollar terms, during the same period. The Japanese yen (the "Yen") appreciated by 11.4% against the U.S. dollar during the six months.

         The Fund outperformed the OTC Index and the JASDAQ Index by 5.9 percentage points and 10.4 percentage points, respectively, during the six months ended August 31, 2002. The overweight position and effective stock selection in the Consumption sector overweighed some negative results from the overweight position in the Electronics sector.

         The NAV of the Fund decreased by 6.7%; for the quarter ended August 31, 2002. During the same period, the TOPIX, the Nikkei Average Index, the OTC Index and the JASDAQ Index declined by 12.1%, 14.5%, 5.0% and 7.5% respectively, in U.S. dollar terms. The Yen appreciated by 4.3% during the same period. The Fund underperformed the OTC Index by 1.7 percent-age points and outperformed the JASDAQ Index by 0.8 percentage points. While the overweight position and stock selection in the Consumption sector worked positively, the overweight position in the Electronics sector and stock selection results in the Information/System sector had negative effects on the relative performance.

The Portfolio

     The Fund's equity exposure decreased from 99.3% at February 28, 2002 to 99.0% at August 31, 2002. The Fund was diversified into 91 issues, of which 63 issues were OTC stocks, 19 were other smaller capitalization stocks and 9 were TSE First Section stocks, comprising 64.7%, 23.6% and 10.7% respectively, of net assets on August 31, 2002.

Japanese Economy and Stock
Market Outlook

     The OTC Index achieved a modest gain of 2.8% in local currency terms for the six months ended August 31, 2002.

     In mid-February 2002, the Japanese OTC stock market entered a strong recovery phase in tandem with an explosive rebound in the TOPIX, which was triggered by the tightening of short selling regulations in Japan and was later helped by an unexpectedly strong recovery in U.S. economic growth. External factors raised hopes of a turnaround in Japan's industrial production cycle and better prospects for Japanese exporters. Signs that worldwide semiconductor and personal computer sales were starting to bottom out also provided some support.

     The Japanese OTC stock market maintained its upward momentum until early June, driven mainly by expectations of a cyclical turnaround in the economy, based on improvements in industrial production and lower inventory levels. Corporate financial results were released from mid-April through late May. Although the historical results were poor, projections for fiscal year 2002 indicated a strong rebound in earnings among certain sectors. The OTC Index recorded an eleven-month high in early June, reflecting these improvements in fundamentals.

     However, positive momentum later gave way to deteriorating investor sentiment caused by the weakness of the U.S. stock market, owing to concerns about the sustainability of the U.S. economic recovery and the dollar's depreciation against the Yen to the 120 Yen to one U.S. dollar level. Although the domestic economic factors indicated a cyclical turnaround, investors began to focus on the unfavorable currency trend and the likely impact that a U.S. economic slowdown would have on the nascent export-driven recovery in Japan.

     In July and August, the weakness in the U.S. stock markets, the result of growing investor skepticism following a series of accounting fraud allegations against major American companies, further aggravated sentiment in the Japanese stock market. Cautious business projections issued by some of the leading technology companies, reflecting the recent slow down in the global technology markets also undermined investor sentiment. In fact, leading U.S. and Asian semiconductor manufacturers have announced reductions in capital expenditures, which has pulled the prices of Japanese semiconductor production equipment stocks down further.

     Although Prime Minister Koizumi's reform plans have been proceeding gradually, with modest progress in postal service privatization and road corporation reforms, the market remained indifferent given their lack of any immediate impact on the economy. The Japanese OTC stock market entered another downturn in June that has continued through the end of August and has erased most of the gains made earlier in the year.

Outlook and Future Strategy

     Latest Gross Domestic Product ("GDP") figures, showing a 1.9% annualized quarter-on-quarter growth rate, confirmed that a cyclical recovery was underway in the second quarter, led mostly by net exports. As exports made the dominant contribution to GDP, the lackluster U.S. economic outlook has cast a shadow over the domestic economy as well. Exacerbating this deteriorating outlook for the economy, industrial production for July recorded a second consecutive decline on a month-on-month basis, while inventory levels increased slightly. Hence, recent evidence indicates that the Japanese economy seems to be stalling. However, the Fund never expected the path to recovery to be straightforward, since the completion of inventory adjustment has been the leading force. Although we have not discarded our moderate recovery expectations, the macro-economic environment is likely to weigh on the stock market in the absence of any support from the Japanese government.

     The basic fundamentals surrounding the Japanese OTC stock market have not changed drastically, but the psychological framework has deteriorated substantially. Accounting scandals in the U.S. have given way to concerns about earnings expectations, and corporate scandals involving a number of leading Japanese industry sectors have undermined confidence in corporate management in general. To complicate matters further, changes in the tax schedule in Japan for capital gains for individual investors are so complex that the authorities are failing to attract more retail investors to the stock market. Furthermore, the question of whether the U.S. will initiate a war against Iraq continues to weigh heavily on the world financial markets.

     Consequently, we do not expect any immediately supportive developments for the stock market, although valuation levels have become even more attractive, as the prospective price earnings ratio of the Japanese OTC stock market has shrunk to around 17 times and the price book ratio has fallen to less than 1.3 times. We still believe the Japanese stock market offers some upside potential from the current depressed level once confidence in the earnings recovery is restored. Therefore, taking too pessimistic a view on the stock market from the current level is just as risky as being too optimistic. For the stock market to rise beyond a mere temporary rebound from the current depressed level, the economy needs to escape the current deflationary environment.

     The continuing severe correction in the stock market might offer further opportunities for re-balancing the Funds at the individual stock level. The market correction is now creating opportunities for bottom fishing, so we will continue in our efforts to identify stocks that are over-sold compared with their fundamentals.

     Effective October 1, 2002, the Nikkei OTC Index has been re-named the Nikkei JASDAQ Stock Price Average. Future shareholders reports will use that name. This change has no impact on the management of the Fund.

     We appreciate your continuing support of your Fund.

Sincerely,

Kazuhiko Hama
President

-------------------------------------------------------------------------------
                       SHAREHOLDERS ACCOUNT INFORMATION

     Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, Equiserve Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.

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-------------------------------------------------------------------------------
                               INTERNET WEBSITE

     NAM-U.S.A. has established an Internet website which highlights its history, investment philosophy and process and products, which includes the Fund. The Internet web address is www.nomura-asset.com. We invite you to view the Internet website.

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


                   JAPAN SMALLER CAPITALIZATION FUND, INC.

                       FUND HIGHLIGHTS-AUGUST 31, 2002

                          (Unaudited)

KEY STATISTICS

   Net Assets ..............................................  $113,114,771
   Net Asset Value per Share ...............................         $7.14
   Closing NYSE Market Price ...............................         $7.29
   Percentage Change in Net Asset Value per Share*+ ........         21.8%
   Percentage Change in NYSE Market Price*+.................         31.8%

MARKET INDICES
   Percentage change in market indices:*

                                                               YEN        U.S.
                                                               ---        ----
   TOPIX ...................................................  (7.1%)      4.8
   Nikkei Average ..........................................  (9.1%)      2.5%
   JASDAO ..................................................  (1.2%)     11.4%
   Nikkei OTC Average ......................................   2.8%      16.0%

   *From March 1, 2002 through August 31, 2002.
   +Reflects the percentage change in share price

ASSET ALLOCATION
   Japanese Equities
      OTC Stocks ...........................................          64.7%
      Other Smaller Capitalization Stocks ..................          23.6
      TSE First Section Stocks .............................          10.7
   Cash and Cash Equivalents ...............................           1.0
                                                                     ------
    Total Investments ......................................         100.0
   Liabilities in Excess of Other Assets, Net ..............           0.0
                                                                     ------
      Net Assets ...........................................         100.0%
                                                                     ======



INDUSTRY DIVERSIFICATION               % of                                                  % of
                                     Net Assets                                           Net Assets
                                     ----------                                           ----------
Retail .............................   20.6         Electric ...........................      3.6
Chemicals and Pharmaceuticals ......   12.5         Banks and Finance ..................      3.4
Electronics ........................    9.4         Restaurants ........................      3.4
Information and Software ...........    9.1         Machinery and Machine Tools ........      2.8
Miscellaneous Manufacturing.........    8.6         Automotive Equipment and Parts .....      2.2
Services ...........................    8.3         Real Estate and Warehouse ..........      2.1
Food Manufacturing .................    6.4         Textiles and Apparel ...............      1.3
Wholesale ..........................    4.7         Telecommunications .................      0.6






                                  TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE

                                                                    Market                    % of
Security                                                            Value                  Net Assets
--------                                                            ------                 ----------
Chiyoda Co., Ltd. ..........................................      $4,410,064                  3.9
T & K Toka Co., Ltd. .......................................       3,621,437                  3.2
Cawachi Limited.............................................       3,402,518                  3.0
Yahoo Japan Corp. ..........................................       3,182,756                  2.8
Plenus Co., Ltd. ...........................................       3,085,252                  2.7
Toys R Us-Japan, Ltd........................................       2,791,100                  2.5
UMC Japan ..................................................       2,767,145                  2.5
Sanyo Electric Credit Co., Ltd. ............................       2,732,455                  2.4
Kuroda Electric Co., Ltd. ..................................       2,730,392                  2.4
Tow Co., Ltd. ..............................................       2,492,401                  2.2



                                         JAPAN SMALLER CAPITALIZATION FUND, INC.

                                                 SCHEDULE OF INVESTMENTS

                                                     August 31, 2002

                                                       (Unaudited)


                                                                                                 % of
                                                                                   Market        Net
                                                       Shares        Cost           Value       Assets
                                                       ------        ----          ------       ------
EQUITY SECURITIES
Automotive Equipment and Parts
Exedy Corporation ..................................   172,400     $1,702,398     $1,101,769     1.0
   Automobile clutches
Nippon Cable Systems Inc. ..........................   115,000      1,054,173      1,031,238     0.9
   Control cables
SPK Corporation ....................................    45,600        590,497        378,192     0.3
   Replacement parts                                               ----------     ----------    ------
Total Automotive Equipment and Parts ...............                3,347,068      2,511,199     2.2
                                                                   ----------     ----------    ------

Banks and Finance
Aiful Corporation ..................................    17,050      1,440,881      1,119,774     1.0
   Consumer loans
Sanyo Electric Credit Co., Ltd. ....................   106,400      3,582,788      2,732,455     2.4
   Finance                                                         ----------     ----------    ------
Total Banks and Finance ............................                5,023,669      3,852,229     3.4
                                                                   ----------     ----------    ------
Chemicals and Pharmaceuticals
Arisawa Manufacturing Co., Ltd. ....................    71,700      1,212,386      1,388,540     1.2
   Glassfibers and insulating resins
C. Uyemura & Co., Ltd. .............................   133,000      2,625,313      2,407,696     2.1
   Chemicals
FP Corporation                                          22,500        956,479        545,615     0.5
   Polystyrene and other synthetic resin foodware
Konishi Co., Ltd. ..................................   127,800      1,423,557      1,162,161     1.0
   Adhesives and construction sealants
Mandom Corporation .................................    78,000      1,090,432      1,503,979     1.3
   Cosmetic products
Matsumoto Yushi-Seiyaku Co., Ltd. ..................    86,000      1,607,793      1,129,626     1.0
   Analgesic anti-inflammatory agents
Milbon Co., Ltd. ...................................    50,100      1,668,844      1,645,182     1.5
   Hair-care products for beauty salons
Shizuokagas Co., Ltd. ..............................   238,000        709,479        749,480     0.7
   Natural gas supplier
T & K Toka Co., Ltd. ...............................   126,500      3,521,332      3,621,437     3.2
   Ink for printing                                                ----------     ----------   ------
Total Chemicals and Pharmaceuticals                                14,815,615     14,153,716    12.5
                                                                   ----------     ----------   ------

Electric
Citizen Electronics Co., Ltd                            21,700      1,267,964      1,609,708     1.4
   Electric parts



                                      See notes to financial statements


                                         JAPAN SMALLER CAPITALIZATION FUND, INC.

                                            SCHEDULE OF INVESTMENTS-Continued

                                                     August 31, 2002

                                                       (Unaudited)


                                                                                                                   % of
                                                                                                     Market        Net
                                                                         Shares        Cost           Value       Assets
                                                                         ------        ----          ------       ------
Eneserve Corporation ................................................     28,000    $   688,269     $1,148,150     1.0
   Electric generation system for supermarkets
Mirai Industry Co., Ltd. ............................................    201,000      2,316,532      1,353,934     1.2
      Plastic molded electric materials                                               ---------     ----------    -----
Total Electric ......................................................                 4,272,765      4,111,792     3.6
                                                                                      ----------    ----------    -----
Electronics
Chiyoda Integre Co., Ltd. ...........................................     81,500        977,660      1,191,980     1.0
   Electronic components
Cosel Co., Ltd. .....................................................     59,000      1,698,071      1,018,398     0.9
   Electrical machinery
Digital Electronics Corp. ...........................................     55,000      1,221,737        842,841     0.8
   Electronic components
Fuji Electric Industry Co., Ltd. ....................................     93,000        993,449        383,699     0.3
   Electronic parts
Fukuda Denshi Co. ...................................................     39,000        961,762        889,909     0.8
   Medical electronic equipment
Kuroda Electric Co., Ltd. ...........................................    119,000      1,756,571      2,730,392     2.4
   Material and components
Miyota Co., Ltd. ....................................................     44,000        706,365        270,450     0.2
   Watches, quartz oscillators and electronic image equipment
Nagano Keiki Co., Ltd. ..............................................     53,890        988,924        544,504     0.5
   Measuring instruments
Roland Corporation ..................................................      3,400         88,779         32,493     0.0
   Electronic keyboard for musical instruments
UMC Japan+ ..........................................................      1,580      3,421,715      2,767,145     2.5
   Semiconductor memory chips                                                        -----------    ----------    -----
Total Electronics ...................................................                12,815,033     10,671,811     9.4
                                                                                     -----------    ----------    -----

Food Manufacturing
Ariake Japan Co., Ltd. ..............................................     32,300        739,366      1,055,227     0.9
   Natural seasonings
Iwatsuka Confectionery Co., Ltd. ....................................     39,100        384,367        325,929     0.3
   Rice crackers
Kaklyasu Honten Co., Ltd. ...........................................     62,000        674,732        777,839     0.7
   Processed meat products, fresh meats, and side dishes
Origin Toshu Co., Ltd. ..............................................     39,600        587,625        753,555     0.7
   Delicatessen items and lunch boxes
Ozeki Co., Ltd. .....................................................     12,000      1,132,929        373,848     0.3
   Supermarket chain
Plenus Co., Ltd. ....................................................     78,800      2,275,644      3,085,252     2.7
   Japanese lunch-boxes


                                           See notes to financial statements




                                         JAPAN SMALLER CAPITALIZATION FUND, INC.

                                            SCHEDULE OF INVESTMENTS-Continued

                                                     AUGUST 31, 2002

                                                       (Unaudited)


                                                                                                                   % of
                                                                                                     Market        Net
                                                                         Shares        Cost           Value       Assets
                                                                         ------        ----          ------       ------
Raise Co., Ltd. ..................................................       114,000     $1,606,660       $844,693     0.8
                                                                                     -----------    ----------    -----
   Supermarket chain
Total Food Manufacturing .........................................                    7,401,323      7,216,343     6.4
                                                                                     -----------    ----------    -----

Information and Software
Argo Graphics Inc. ...............................................        36,000        896,182       591,083      0.5
   Computer aided design software
CAC Corp. ........................................................       147,000      2,325,072     1,113,965      1.0
   Information technology services
Celartem Technology Inc.+ ........................................            93        368,928       767,398      0.7
   Software development
Fuji Soft ABC Inc. ...............................................        13,300        836,138       404,269      0.4
   Computer systems development
Fujitsu Broad Solution & Consulting Inc. .........................        44,500      1,794,921       348,836      0.3
   Business application software
Konami Computer Entertainment Tokyo, Inc. ........................       133,760      1,556,516     1,880,850      1.7
   Video games software
Trend Micro Inc. .................................................        19,500      1,488,481       508,988      0.4
   Computer software, anti-virus server
Works Applications Co., Ltd.+ ....................................           114      1,348,540     1,478,213      1.3
   Software development
Yahoo Japan Corp.+ ...............................................           126     11,237,066     3,182,756      2.8
   Internet services                                                                 ----------     ---------      ----
Total Information and Software ...................................                   21,851,844    10,276,358      9.1
                                                                                     ----------     ---------      ----
Machinery and Machine Tools
Disco Corp. ......................................................        15,500      1,151,460       673,431      0.6
   Dicing saws for semiconductors
Suruga Seiki Co., Ltd. ...........................................        20,000        540,974       119,564      0.1
   Industrial mechanical equipment
THK Co., Ltd. ....................................................        78,700      3,419,652     1,268,318      1.1
   Linear motion systems for industrial machines
Yushin Precision Equipment Co., Ltd. .............................        44,800      2,096,872     1,135,419      1.0
   Injection molding related machinery                                               ----------     ---------      ----
Total Machinery and Machine Tools ................................                    7,208,958     3,196,732      2.8
                                                                                     ----------     ---------      ----
Miscellaneous Manufacturing
Central Glass Co., Ltd. ..........................................       336,000      1,759,202     1,754,052      1.5
   Glass products
Eidai Kako Co., Ltd. .............................................       144,000      1,085,863       454,679      0.4
   Synthetic resin processed products


                                           See notes to financial statements




                                        JAPAN SMALLER CAPITALIZATION FUND, INC.

                                           SCHEDULE OF INVESTMENTS-Continued

                                                    August 31, 2002

                                                      (Unaudited)


                                                                                                                   % of
                                                                                                     Market        Net
                                                                         Shares        Cost           Value       Assets
                                                                         ------        ----          ------       ------
Fuji Seal, Inc. ..................................................       19,700        $542,645      $854,250      0.8
   Packing materials
Fujimi Inc. ......................................................       64,700       1,951,159     1,389,172      1.2
   Polishing materials for silicone wafers
Hoden Seimitsu Kako Kenkyusho Co., Ltd. ..........................       62,000       1,015,688       417,632      0.4
   Aluminum extruding molds
Mani, Inc. .......................................................        7,000         126,984       113,165      0.1
   Medical goods and equipment
Nichiha Corporation...............................................      194,600       1,739,791     1,835,154      1.6
   Ceramic exterior walls and fiberboards
Nippon Kodoshi Corp. .............................................      180,000       2,785,484     1,197,322      1.1
   Paper for electric insulation
Suruga Co., Ltd. .................................................       67,800       1,009,472     1,427,188      1.3
   Daily necessities, novelties and promotional items
Tomy Co., Ltd. ...................................................       24,100         511,456       273,741      0.2
   Toys                                                                              ----------     ---------      ----
Total Miscellaneous Manufacturing.................................                   12,527,744     9,716,355      8.6
                                                                                     ----------     ---------      ----
Real Estate and Warehouse
Nippon Kanzai Co., Ltd. ..........................................       96,580       1,303,227     1,675,197      1.5
   Comprehensive building maintenance
Recrm Research Co., Ltd.+ ........................................          945       1,172,070       684,293      0.6
   Building management                                                               ----------     ---------      ----
Total Real Estate and Warehouse...................................                    2,475,297     2,359,490      2.1
                                                                                     ----------     ---------      ----
Restaurants
Saint Marc Co., Ltd. .............................................       34,700         961,983     1,086,886      1.0
   Restaurants and bakery shop chain
Saizeriya Co., Ltd. ..............................................       78,260       1,995,846     1,393,676      1.2
   Italian restaurant chain
Watami Food Service Co., Ltd. ....................................      147,350       2,379,921     1,370,957      1.2
   Restaurant chain                                                                  ----------     ---------      ----
Total Restaurants.................................................                    5,337,750     3,851,519      3.4
                                                                                     ----------     ---------      ----
Retail
Cwachi Limited....................................................       44,900      2,491,417      3,402,518      3.0
   Drug store chain
Chiyoda Co., Ltd. ................................................      468,900      3,159,376      4,410,064      3.9
   Specialty store chain
Himaraya Co., Ltd. ...............................................          200          2,504            446      0.0
   Sporting goods


                                           See notes to financial statements



                                        JAPAN SMALLER CAPITALIZATION FUND, INC.

                                           SCHEDULE OF INVESTMENTS-Continued

                                                    August 31, 2002

                                                      (Unaudited)


                                                                                                                   % of
                                                                                                     Market        Net
                                                                         Shares        Cost           Value       Assets
                                                                         ------        ----          ------       ------
Kyoto Kimono Yuzen Co., Ltd. .....................................          577     $2,014,182     $1,749,000      1.6
   Japanese traditional kimonos
Nissen Co., Ltd. .................................................       54,300        438,483      1,005,852      0.9
   Mail-order business
Nitori Co., Ltd. .................................................       28,200      1,069,315      1,172,972      1.0
   Home furnishings
Otsuka Kagu, Ltd. ................................................       46,800      3,224,588      1,363,432      1.2
   Furniture
Prime Network Inc. ...............................................          440      1,037,807      1,248,516      1.1
   TV shopping business
Toys R Us-Japan, Ltd. ............................................      143,500      3,983,570      2,791,100      2.5
   Toy chain stores
Uoriki Co., Ltd. .................................................      113,600      1,914,960      2,046,933      1.8
   Fresh fish and sushi stores
USS Co., Ltd. ....................................................       50,000      1,147,997      2,180,777      1.9
   Automobile auction
Yamada Denki Co., Ltd. ...........................................       27,100      2,053,113      1,939,544      1.7
   Consumer electronics                                                             ----------     ---------      ----
Total Retail......................................................                  22,537,312     23,311,154     20.6
                                                                                    ----------     ---------      ----
Services
Arrk Corporation..................................................       11,000        376,840        435,313      0.4
   Product testing
Bellsystem 24, Inc. ..............................................        3,100      1,015,540        666,905      0.6
   Telemarketing
Future System Consulting Corporation..............................          192      1,081,561        855,202      0.7
   Information system and consulting services
Nichii Gakkan Company.............................................       29,600      1,434,734      1,669,852      1.5
   Hospital administration services
Sodexho Japan Co., Ltd. ..........................................      157,000      3,331,323      1,117,038      1.0
   Nursing home caterer
Toei Animation Co., Ltd. .........................................       12,000        634,388        702,227     0.6
   Animated cartoon movies production
Tow Co., Ltd. ....................................................      214,500      1,653,845      2,492,401      2.2
   Entertainment
Weathernews Inc. .................................................      147,300      1,816,185      1,467,233      1.3
   Custom weather forecasting services                                              ----------     ---------      ----
Total Services....................................................                  11,344,416      9,406,171      8.3
                                                                                    ----------     ---------      ----


                                           See notes to financial statements



                                        JAPAN SMALLER CAPITALIZATION FUND, INC.

                                           SCHEDULE OF INVESTMENTS-Continued

                                                    August 31, 2002

                                                      (Unaudited)


                                                                                                                   % of
                                                                                                     Market        Net
                                                                         Shares        Cost           Value       Assets
                                                                         ------        ----          ------       ------

Telecommunications
Nippon Antenna Co., Ltd. .........................................       57,000     $  945,374     $  499,137      0.5
   Communication related equipment
Yozan Inc.+.......................................................          279      1,138,532        121,922      0.1
                                                                                    ----------      ---------      ----
   Mobile telecommunication equipment
Total Telecommunications..........................................                   2,083,906        621,059      0.6
                                                                                    ----------      ---------      ----

Textiles and Apparel
United Arrows Limited.............................................       53,800        972,762      1,494,885      1.3
                                                                                    ----------      ---------      ----
   Casual clothes

Wholesale
ArcLand Sakamoto Co., Ltd. .......................................      125,400      1,502,668      1,647,152      1.5
   Home appliances
C Two-Network Co., Ltd. ..........................................       22,000        844,123        681,682      0.6
   Processed foods
Hakudo Co., Ltd. .................................................      115,000        555,909        455,100      0.4
   Metal products
Hakuto Co., Ltd. .................................................       181,300     2,815,163      2,124,949      1.9
   Electric parts
Shinwa Co., Ltd. .................................................           11            105             94      0.0
   Industrial machinery
Toba, Inc. .......................................................       67,000      1,015,393        375,717      0.3
   Trading company for control systems                                            ------------    -----------    ------
Total Wholesale...................................................                   6,733,361      5,284,694      4.7
                                                                                  ------------    -----------    ------
TOTAL INVESTMENTS IN EQUITY SECURITIES............................                 140,748,823    112,035,507     99.0
                                                                                  ------------    -----------    ------


                                           See notes to financial statements

                                 JAPAN SMALLER CAPITALIZATION FUND, INC.

                                    SCHEDULE OF INVESTMENTS-Continued

                                             August 31, 2002

                                               (Unaudited)

                                                                                                     % of
                                                    Principal                       Market            Net
                                                     Amount           Cost           Value          Assets
                                                     ------           ----           -----          ------
INVESTMENTS IN SHORT-TERM SECURITIES
Wachovia Grand Cayman interest bearing call
  account 1.81% due 9/3/02.......................   $1,100,000     $ 1,100,000     $1,100,000        1.0
                                                                   -----------     ----------      -----
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES.......                    1,100,000      1,100,000        1.0
                                                                   -----------     ----------      -----

INVESTMENTS IN FOREIGN CURRENCY
Hong Kong Shanghai Bank-Tokyo
  Non-interest bearing account...................  JPY 888,675           7,511          7,483        0.0
                                                                  ------------     ----------      -----
TOTAL INVESTMENTS IN FOREIGN CURRENCY............                        7,511          7,483        0.0
                                                                  ------------     ----------      -----
TOTAL INVESTMENTS................................                  141,856,334    113,142,990      100.0
                                                                  ------------     ----------      -----
LIABILITIES IN EXCESS OF OTHER ASSETS, NET.......                     (30,247)       (28,219)        0.0
                                                                  ------------     ----------      -----
NET ASSETS.......................................                 $141,826,087   $113,114,771      100.0
                                                                  ============   ============      =====


+Non-income producing security.



                    Portfolio securities and foreign currency holdings were translated at the following exchange rate as of August 31, 2002.

                                Japanese Yen   JPY   (Yen)118.76 = $1.00









                                    See notes to financial statements

                                 JAPAN SMALLER CAPITALIZATION FUND, INC.

                                    STATEMENT OF ASSETS AND LIABILITIES

                                             August 31, 2002

                                               (Unaudited)

ASSETS:
     Investments in securities, at market value (cost-$140,748,822)...........................          $112,035,507
     Investments in short-term securities, at market value (cost-$1,100,000)..................             1,100,000
     Investments in foreign currency, at market value (cost-$7,511)...........................                 7,483
     Cash.....................................................................................                14,780
     Receivable for dividends and interest, net of withholding taxes..........................               127,442
     Prepaid expenses.........................................................................                16,636
                                                                                                        ------------
               Total Assets...................................................................           113,301,848
                                                                                                        ------------


LIABILITIES:
     Accrued management fee...................................................................                94,535
     Other accrued expenses...................................................................                92,542
                                                                                                        ------------
               Total Liabilities..............................................................               187,077
                                                                                                        ------------



NET ASSETS:
     Capital stock (par value of 15,846,384 shares of capital stock outstanding, authorized
       100,000,000, par value $0.10 each).....................................................             1,584,638
     Paid-in capital..........................................................................           168,353,585
     Accumulated net realized loss on investments and foreign currency transactions...........           (27,745,012)
     Unrealized net depreciation on investments and foreign exchange..........................           (28,711,316)
     Accumulated net investment loss..........................................................              (367,124)
                                                                                                        ------------
               Net Assets.....................................................................          $113,114,771
                                                                                                        ------------
     Net asset value per share................................................................                 $7.14
                                                                                                        ============









                                    See notes to financial statements

                                 JAPAN SMALLER CAPITALIZATION FUND, INC.

                                         STATEMENT OF OPERATIONS

                                FOR THE SIX MONTHS ENDED AUGUST 31, 2002

                                               (Unaudited)

INCOME:
Dividend income (less $94,745 withholding taxes)......................  $536,886
Interest income.......................................................     7,835
                                                                         -------
      Total Income....................................................                            $544,721
                                                                                               ------------


EXPENSES:
Management fee........................................................   582,215
Custodian fees........................................................    92,000
Legal fees............................................................    37,720
Registration fees.....................................................    33,545
Auditing and tax reporting fees.......................................    25,944
Shareholder reports...................................................    22,632
Directors' fees and expenses..........................................    20,240
Annual meeting expenses...............................................    11,592
Transfer agency fees..................................................    10,120
Miscellaneous.........................................................     4,968
Insurance.............................................................     1,104
                                                                         -------
      Total Expenses..................................................                             842,080
                                                                                               ------------
INVESTMENT LOSS-NET...................................................                            (297,359)
                                                                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain/loss on investments and foreign currency transactions:
Net realized loss on investments......................................                          (2,583,541)
Net realized gain on foreign exchange.................................                              47,817
                                                                                               ------------
Net realized loss on investments and foreign exchange.................                          (2,535,724)
Change in net unrealized depreciation on translation of foreign currency
  and other assets and liabilities denominated in foreign currency....                          16,354,102
Change in net unrealized depreciation on investments..................                           6,778,283
                                                                                               ------------
Net realized and unrealized gain on investments and foreign exchange..                          20,596,661
                                                                                               ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                         $20,299,302
                                                                                               ============








                                    See notes to financial statements

                                 JAPAN SMALLER CAPITALIZATION FUND, INC.

                                   STATEMENT OF CHANGES IN NET ASSETS

                                                                                 For the Six        For the Year
                                                                                Months Ended            Ended
                                                                              August 31, 2002     February 28, 2002
                                                                                (Unaudited)           (Audited)
                                                                                -----------           ---------
FROM INVESTMENT ACTIVITIES:
     Net investment loss....................................................      $(297,359)          $(912,515)
     Net realized loss on investments.......................................     (2,583,541)        (14,623,705)
     Net realized gain/(loss) on foreign exchange...........................         47,817          (7,707,669)
     Change in net unrealized appreciation/(depreciation) on investments
       and foreign exchange.................................................     23,132,385          (2,947,753)
                                                                               -------------        ------------
     Increase/(decrease) in net assets derived from investment activities
       and net increase/(decrease) in net assets............................     20,299,302         (26,191,642)
                                                                               -------------        ------------


FROM DISTRIBUTIONS TO SHAREHOLDERS:
     Long Term Capital Gains ($0.00 and $0.08 per share, respectively)......              0          (1,267,704)
                                                                               -------------        ------------
     Decrease in net assets derived from distributions to shareholders......              0          (1,267,704)
                                                                               -------------        ------------
     Net increase (decrease) in net assets..................................     20,299,302         (27,459,346)
                                                                               -------------        ------------


NET ASSETS:
     Beginning of period....................................................     92,815,469         120,274,815
                                                                               -------------        ------------
     End of period (including accumulated net investment losses of
       $367,124 and $69,765 respectively)...................................   $113,114,771         $92,815,469
                                                                               =============        ============









                                    See notes to financial statements

                   JAPAN SMALLER CAPITALIZATION FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.   Significant Accounting Policies

     Japan Smaller Capitalization Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990. The Fund issued to its shareholders of record as of the close of business on October 25, 1999 nontransferable Rights to subscribe for up to an aggregate of 3,804,940 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held ("Primary Subscription"). The Fund had the ability to increase the number of shares subscribed for in this offering by up to 25% of the Primary Subscription, or an additional 951,235 shares, to honor record date shareholder requests to purchase more shares. During November 1999, the Fund issued a total of 4,458,565 shares of Common Stock on exercise of such Rights at the subscription price of $11.99 per share, compared to a net asset value per share of $16.20 and a market value per share of $12.6875. Additionally, a sales load of 3.75% was charged to each share issued. Right offering costs of approximately $546,000 and the sales load were charged directly against the proceeds of the Rights Offering. The following is a summary of significant accounting policies followed by the Fund.

     (a) Valuation of Securities-Investments traded in the over-the-counter market are valued at the last reported sales price as of the the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

     (b) Foreign Currency Transactions - Transactions denominated in Japanese yen are recorded in the Fund's records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

     The net assets of the Fund are presented at the exchange rate and market values at the end of the period. The Fund isolates that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in Yen rates at August 31, 2002 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.

     (c) Security Transactions, Investment Income and Distributions to Shareholders--Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

                   JAPAN SMALLER CAPITALIZATION FUND, INC.

     Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition-"temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

     (d) Income Taxes - A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

     Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15% and on interest at a rate of 10% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

     (e) Capital Account Reclassification - For the year ended February 28, 2002, the Fund's accumulated net realized loss was decreased by $205,936 and paid in capital was decreased by $1,111,592, with an offsetting decrease in accumulated net investment gross of $905,656. This adjustment was primarily the result of the reclassification of foreign currency gains and reclassification of the net operating loss.

     (f) Use of Estimates in Financial Statement Preparation - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     (g) Concentration of Risk - A significant portion of the Fund's net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.


2.   Management Agreement and
Transactions With Affiliated Persons

     Nomura Asset Management U.S.A. Inc. (the "Manager") acts as the manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the "Investment Adviser"), to act as investment adviser for the Fund.

     As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund's average weekly net assets not in excess of $50 million, 1.00% of the Fund's average weekly net assets in excess of $50 million but not exceeding $100 million, ..90% of the Fund's average weekly net assets in excess of $100 million but not in excess of $175 million and .80% of the Fund's average weekly net assets in excess of $175 million. For services performed under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee from the Manager at the annual rate of .50% of the Fund's average weekly net assets not in excess of $50 million, .45% of the Fund's average weekly net assets in excess of $50

                   JAPAN SMALLER CAPITALIZATION FUND, INC.

million but not in excess of $100 million, .40% of the Fund's average weekly net assets in excess of $100 million but not in excess of $175 million and ..35% of the Fund's average weekly net assets in excess of $175 million. Under the Management Agreement, the Fund paid or accrued fees to the Manager of $582,215 for the six months ended August 31, 2002. Under the Investment Advisory Agreement, the Manager informed the Fund that the Investment Adviser earned fees of $262,999 for the six months ended August 31, 2002. At August 31, 2002, the fee payable to the Manager, by the Fund, was $94,535.

     Certain Officers and/or Directors of the Fund are officers and/or directors of the Manager. The Nomura Securities International Co., Ltd. (the Manager's indirect parent) and affiliates earned $2,571 in commissions on the execution of portfolio security transactions for the six months ended August 31, 2002. The Fund pays each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for unaffiliated Directors aggregated $20,240 for the six months ended August 31, 2002.

3.   Purchases and Sales of Investments

     Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the six months ended August 31, 2002 were $13,516,549 and $14,174,508, respectively.

     As of August 31, 2002, net unrealized depreciation on investments exclusive of investments in foreign currency and short-term securities for Federal income tax purposes was $28,713,316 of which $12,362,982 related to appreciated securities and $41,076,298 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies and short-term securities of $1,107,511 at August 31, 2002 for Federal income tax purposes was $140,748,823. In accordance with U.S. Treasury regulations, the Fund elected to defer $69,765 of net realized foreign currency losses and $1,372,594 of net realized capital losses arising after October 31, 2001. Such losses are treated for tax purposes as arising on March 1, 2002. The Fund has a capital loss carryforward as of February 28, 2002 of approximately $22,683,799 which expires February 28, 2010.

                                               JAPAN SMALLER CAPITALIZATION FUND, INC.

                                               NOTES TO FINANCIAL STATEMENTS-Continued

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share of common stock outstanding throughout the period.

                                                                                 For the Year Ended
                                               For the Six        -----------------------------------------------
                                               Months ended         February 28      February 29     February 28
                                              August 31, 2002     ---------------   ------------   --------------
                                                (Unaudited)       2002       2001       2000       1999      1998
                                                -----------       ----       ----       ----       ----      ----

Net asset value, beginning of period..........        $5.86      $7.59      $16.39     $5.86      $4.85     $6.44
                                                   ----------  --------   --------- ---------   --------  --------
Rights Offering costs*........................           --         --          --     (0.16)        --        --
                                                   ----------  --------   --------- ---------   --------  --------
  Net investment loss.........................        (0.02)     (0.06)      (0.09)    (0.11)@    (0.04)    (0.06)
  Net realized and unrealized gain (loss)
    on investments and foreign currency.......         1.30      (1.59)      (7.89)    11.99@      1.06     (1.45)
                                                   ----------  --------   --------- ---------   --------  --------
  Total from investment operations............         1.28      (1.65)      (7.98)    11.88@      1.02     (1.51)
Distributions to shareholders from:
  Net realized capital gains..................           --      (0.08)      (0.82)       --         --        --
  Net investment income.......................           --         --          --        --      (0.01)    (0.08)
                                                   ----------  --------   --------- ---------   --------  --------
Total distributions...........................         0.00      (0.08)      (0.82)     0.00      (0.01)    (0.08)
Decrease in net asset value due to shares
  issued through Rights Offering*.............           --         --          --     (1.19)        --       --
                                                   ----------  --------   --------- ---------   --------  --------
Net asset value, end of period................        $7.14      $5.86       $7.59    $16.39      $5.86     $4.85
                                                   ==========  ========   ========= =========   ========  ========
Market value, end of period...................        $7.29      $5.53       $6.89    $11.00      $6.25     $5.75
Total investment return+......................        31.8%     (18.6%)     (31.1%)    76.0%       8.8%     (8.5%)
Net asset value total return++................        21.8%     (21.7%)     (49.1%)   179.7%      20.9%    (23.4%)
Ratio to average net assets/supplemental data:
  Net assets, end of period (in 000)..........     $113,115    $92,815    $120,275  $259,766    $66,740   $55,246
  Operating expenses..........................         1.51%+    1.58%       1.33%     1.33%      1.80%     1.71%
  Net investment loss.........................        (0.54%)+  (0.84%)     (0.76%)   (0.88%)    (0.82%)    (1.0%)
Portfolio turnover............................           12%       38%         78%       50%        35%       29%

 +Based on market value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.
++Based on net asset value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.
* Decrease is due to Rights Offering (see note 1).
+ Annualized.
@ Based on average shares outstanding.

BOARD OF DIRECTORS
William G. Barker, Jr.
Kazuhiko Hama
Chor Weng Tan
Arthur R. Taylor
John F. Wallace

OFFICERS
Kazuhiko Hama, President
Keisuke Haruguchi, Vice President
Kenneth L. Munt, Vice President and Secretary
David G. Stoeffel, Vice President
Rita Chopra-Brathwaite, Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.
180 Maiden Lane
New York, New York 10038-4936
Internet Address
www.nomura-asset.com

INVESTMENT ADVISOR
Nomura Asset Management Co., Ltd.
1-14-2-Chome Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Canton, Massachusetts 02021

COUNSEL
Sidley Austin Brown & Wood LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036-2798

JAPAN SMALLER CAPITALIZATION FUND, INC.
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4936
-------------------------------------------------------------------------------
This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund's independent accountants, PricewaterhouseCoopers LLP, and accordingly, they express no opinion thereon.